UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 30, 2008


                              ENERGYSOLUTIONS, INC.

             (Exact name of registrant as specified in its charter)


         Delaware                     1-33830                    51-0653027
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


423 West 300 South, Suite 200, Salt Lake City, Utah                 84101
      (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (801) 649-2000

                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On July 30, 2008, ENV Holdings LLC ("ENV") completed the public offering and sale (the "Offering") of 35,000,000 shares of the common stock of EnergySolutions, Inc. (the "Company"). Prior to the completion of the Offering, ENV owned approximately 62.3% of the Company's outstanding common stock. After the completion of the Offering, ENV owns approximately 22.7% of the Company's outstanding common stock.

On July 30, 2008, concurrently with the completion of the Offering, Robert A. Whitman was elected as an independent director of the Board of Directors of the Company for a term expiring at the Company's 2009 Annual Meeting of Stockholders. Mr. Whitman was appointed to serve on the Audit and Compensation Committees of the Company's Board of Directors.

Mr. Whitman has been a director of Franklin Covey Co. since May 1997 and has served as Chairman of its Board of Directors since June 1999 and its Chairman and Chief Executive Officer since January 2000. Mr. Whitman served as a director of Covey Leadership Center from 1994 to 1997. Prior to joining the Franklin Covey Co., Mr. Whitman served as President and Co-Chief Executive Officer of The Hampstead Group from 1992 to 2000. Mr. Whitman received his B.A. in Finance from the University of Utah and his M.B.A. from Harvard Business School.

There are no arrangements or understandings between Mr. Whitman and any other person, pursuant to which he was elected as a director. Mr. Whitman's compensation as a director will be provided on the same basis as that provided to the Company's other non-management directors, as further described in the Company's Proxy Statement, filed May 23, 2008, at pages 18 through 20.


ITEM 8.01   OTHER EVENTS.

The information in Item 5.02 regarding the Offering is incorporated by reference herein in its entirety.

On July 30, 2008, the underwriters of the Offering exercised their option to purchase 5,250,000 shares of the Company's common stock from ENV. Such shares are expected to be delivered to the underwriters on August 4, 2008. Following the delivery of such shares, ENV will own approximately 16.7% of the Company's outstanding common stock.




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
SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                           ENERGYSOLUTIONS, INC.

Date: August 1, 2008                       By: /s/ Val John Christensen
                                               ---------------------------------
                                           Name: Val John Christensen
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary


































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